EXHIBIT 99.2

         The Depositor purchased from the Seller and assigned to the Trustee for the benefit of holders of the Certificates the statistical calculation mortgage loans (other than those removed prior to the closing date) (the "Statistical Calculation Mortgage Loans") and other similar mortgage loans (together, the "Closing Date Mortgage Loans"). As of October 1, 2004, the aggregate Stated Principal Balance of the Statistical Calculation Mortgage Loans is $708,121,460. Pursuant to Subsequent Transfer Instruments dated September 30, 2004 and October 12, 2004, the trust also acquired Subsequent Mortgage Loans to be included in the mortgage pool. The Statistical Calculation Mortgage Loans and Subsequent Mortgage Loans included in the trust are referred to as the "Mortgage Loans".

         The Closing Date Mortgage Loans and Subsequent Mortgage Loans have an aggregate principal balance as of October 1, 2004 of $999,971,206. The Closing Date Mortgage Loans included in loan group I have an aggregate principal balance equal to $622,813,725, and the Closing Date Mortgage Loans included in loan group II have an aggregate principal balance equal to $227,186,769. The Subsequent Mortgage Loans included in loan group I have an aggregate principal balance equal to $100,125,494 and the Subsequent Mortgage Loans included in loan group II have an aggregate principal balance equal to $49,845,217.

         The mortgage loans to be included in the mortgage pool were acquired or originated by the seller in the normal course of its business.

         At origination, 97.57% of the Mortgage Loans in loan group I and 99.79% of the Mortgage Loans in loan group II had stated terms to maturity of 30 years. 99.30% of the Mortgage Loans provide for payments due on the first day of each month (referred to as a due date). Scheduled monthly payments made by the mortgagors on the Mortgage Loans (referred to as scheduled payments) either earlier or later than the scheduled due dates thereof is not expected to affect the amortization schedule or the relative application of those payments to principal and interest.

         With the exception of 449 of the Mortgage Loans in loan group I and 147 of the Mortgage Loans in loan group II, representing 12.50% and 25.21%, respectively, of the Mortgage Loans in the loan groups (these Mortgage Loans are referred to as the interest-only mortgage loans), all of the Mortgage Loans in each loan group will provide for the amortization of the amount financed over a series of substantially equal monthly payments. The terms of the interest-only mortgage loans only require the related mortgagor to pay interest on the principal balance of each such Mortgage Loan for either the first two, three or five years (or other indicated amount) after its origination, but require that the entire principal balance of each such Mortgage Loan be fully amortized over the related remaining term of such Mortgage Loan following such interest only period.

         87.46% of the Mortgage Loans in loan group I and 74.79% of the Mortgage Loans in loan group II provide for the amortization of the amount financed over a series of substantially equal monthly payments, and 0.04% of the Mortgage Loans in loan group I and 0.00% of the Mortgage Loans in loan group II are balloon loans and provide for equal monthly payments, consisting of principal and interest, based on a stated amortization schedule, and a single payment of the remaining principal balance of the loan at maturity.

         2,954 Mortgage Loans in loan group I, and 378 Mortgage Loans in group II, representing 65.12% and 57.01% of the Mortgage Loans in the respective loan groups, contain prepayment charges. Prepayment charges provide that if the borrower were to prepay the mortgage loan in full at any time from the origination of the mortgage loan to a date set forth in the related mortgage note (referred to as the "Prepayment Charge Period"), the borrower would also have to pay a fee in addition to the amount necessary to repay the mortgage loan. The Prepayment Charge Period for the mortgage loans vary from 1 year to 5 years, depending on the terms set forth in the related mortgage note. The amount of the prepayment charge varies.

         The mortgage rate (the "Mortgage Rate") of each of the fixed-rate mortgage loans will be fixed for the life of the loan. The Mortgage Rate for a substantial majority of the adjustable-rate mortgage loans will be fixed for a period after the origination of that Mortgage Loan, after which it will adjust semi-annually or annually based on the applicable Index. The adjustable-rate mortgage loans include 1-year CMT, 2/28 Adjustable Mortgage Loans, 3/27 Adjustable Mortgage Loans, 5/25 Adjustable Mortgage Loans, 7/23

Adjustable Mortgage Loans, 6-month LIBOR and 1-year LIBOR Adjustable Mortgage Loans. The rates on these loans adjust periodically on a date (the "Adjustment Date"), in most cases, after an initial period during which their rate is fixed that ends on their initial Adjustment Date. The change in the interest rate of any adjustable rate loan on any single Adjustment Date may not exceed a maximum known as its "Periodic Rate Cap". The interest rate for each of these Mortgage Loans is computed as a margin specified in the related mortgage note over either the Index or the 1-year CMT. The Index is equal to the average of interbank offered rates for six month or one year U.S. dollar deposits in the London market based on quotations of major banks, as published either (x) by Fannie Mae either 30 or 45 days before the Adjustment Date or (y) in the "Money Rates" section of THE WALL STREET JOURNAL as of the first business day of the month before the Adjustment Date. The following table summarizes these characteristics of the different loan programs for the adjustable-rate Mortgage Loans.

                                                                    PERIODIC
                              INITIAL                                 RATE
                               FIXED                BASE           ADJUSTMENT
                               PERIOD              INDEX             PERIOD
                               ------              -----             ------
1/1 CMT Adjustable
   Mortgage Loans              1 year            1-year CMT          1 year
2/28 LIBOR Adjustable
   Mortgage Loans             2 years          6-month LIBOR         6 mos.
6-month LIBOR
   Mortgage Loans              6 mos.          6-month LIBOR         6 mos.
3/27 LIBOR
   Adjustable
   Mortgage Loans             3 years          6-month LIBOR         6 mos.
3/27 LIBOR
   Adjustable
   Mortgage Loans             3 years           1-year LIBOR         1 year
3/1 CMT Adjustable
   Mortgage Loans             3 years            1-year CMT          1 year
5/25 CMT Adjustable
   Mortgage Loans             5 years            1-year CMT          1 year
5/25 LIBOR Adjustable
   Mortgage Loans             5 years          6-month LIBOR         6 mos.
5/25 LIBOR Adjustable
   Mortgage Loans             5 years           1-year LIBOR         1 year
7/23 LIBOR Adjustable
   Mortgage Loans             7 years           1-year LIBOR         1 year

         The 2/28 Adjustable Mortgage Loans will include "performance loans" (referred to as "Performance Loans") that provide borrowers the potential of a margin reduction for good payment history. The payment history for each Performance Loan is evaluated in the second month preceding the month in which the initial rate Adjustment Date occurs. If the related borrower has made scheduled payments in full since the origination of that loan with a maximum of one late payment (which cannot be in the month of evaluation) the loan is eligible for a reduction (ranging from 0.50% to 1.00%) in the margin used to calculate the Mortgage Rate. 8.82% of the Mortgage Loans are Performance Loans.

    ALL STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

                            CURRENT PRINCIPAL BALANCE

          Range of                                       Aggregate        Percentage of Aggregate
   Current Mortgage Loan            Number of        Principal Balance     Principal Balance of
   Principal Balance ($)          Mortgage Loans        Outstanding           Mortgage Loans
   ---------------------          --------------        -----------           --------------
0 - 50,000.....................         234            $  8,750,335               0.88%
50,001 - 100,000...............         793              61,513,007               6.15
100,001 - 150,000..............       1,175             147,717,525              14.77
150,001 - 200,000..............         983             172,021,945              17.20
200,001 - 250,000..............         667             150,013,338              15.00
250,001 - 300,000..............         430             118,088,829              11.81
300,001 - 350,000..............         269              87,904,236               8.79
350,001 - 400,000..............         187              70,697,887               7.07
400,001 - 450,000..............         121              51,773,972               5.18
450,001 - 500,000..............         104              49,909,260               4.99
500,001 - 550,000..............          36              19,102,638               1.91
550,001 - 600,000..............          34              19,836,865               1.98
600,001 - 650,000..............          24              15,160,394               1.52
650,001 - 700,000..............          10               6,815,237               0.68
700,001 - 750,000..............           7               5,111,861               0.51
750,001 - 800,000..............           5               3,849,750               0.38
800,001 - 850,000..............           6               4,932,869               0.49
850,001 - 900,000..............           2               1,756,775               0.18
950,001 - 1,000,000............           4               3,964,482               0.40
1,000,001 or above.............           1               1,050,000               0.11
                                      -----            ------------             ------
     TOTAL.....................       5,092            $999,971,206             100.00%
                                      =====            ============             ======

       As of October 1, 2004, the average current principal balance of the Mortgage Loans is approximately $196,381.

                                  MORTGAGE RATE


                                                                      Percentage of Aggregate
  Current Gross Mortgage        Number of     Aggregate Principal       Principal Balance of
         Rate (%)            Mortgage Loans   Balance Outstanding          Mortgage Loans
         --------            --------------   -------------------          --------------
4.000 - 4.499.............          12            $  2,795,600                  0.28%
4.500 - 4.999.............          33               8,436,130                  0.84
5.000 - 5.499.............          90              23,374,220                  2.34
5.500 - 5.999.............         390             108,025,685                 10.80
6.000 - 6.499.............         539             131,289,402                 13.13
6.500 - 6.999.............         960             206,128,965                 20.61
7.000 - 7.499.............         716             141,575,765                 14.16
7.500 - 7.999.............         804             149,164,985                 14.92
8.000 - 8.499.............         451              75,705,538                  7.57
8.500 - 8.999.............         445              67,520,192                  6.75
9.000 - 9.499.............         206              27,963,389                  2.80
9.500 - 9.999.............         173              22,364,898                  2.24
10.000 - 10.499...........          83              11,203,522                  1.12
10.500 - 10.999...........          79              10,912,566                  1.09
11.000 - 11.499...........          55               7,249,643                  0.72
11.500 - 11.999...........          41               4,266,952                  0.43
12.000 - 12.499...........          14               1,966,142                  0.20
13.000 - 13.499...........           1                  27,612                  0.00
                                 -----            ------------                ------
     TOTAL................       5,092            $999,971,206                100.00%
                                 =====            ============                ======

         As of October 1, 2004, the weighted average mortgage rate of the Mortgage Loans is approximately 7.219%.

                                   FICO SCORE


                                                                 Percentage of Aggregate
                            Number of      Aggregate Principal     Principal Balance of
    FICO Score           Mortgage Loans    Balance Outstanding        Mortgage Loans
    ----------           --------------    -------------------        --------------
0....................           11            $  2,000,100                0.20%
500 - 519............          363              59,768,533                5.98
520 - 539............          438              75,727,265                7.57
540 - 559............          523              89,879,646                8.99
560 - 579............          561             101,003,768               10.10
580 - 599............          712             128,252,180               12.83
600 - 619............          646             131,242,785               13.12
620 - 639............          646             141,639,815               14.16
640 - 659............          385              84,781,440                8.48
660 - 679............          225              49,808,344                4.98
680 - 699............          173              40,478,224                4.05
700 - 719............          120              23,863,432                2.39
720 - 739............           90              19,282,063                1.93
740 - 759............           77              19,392,908                1.94
760 - 779............           78              19,399,603                1.94
780 - 799............           36              10,755,255                1.08
800 or above.........            8               2,695,846                0.27
                             -----            ------------              ------
     TOTAL...........        5,092            $999,971,206              100.00%
                             =====            ============              ======

         As of October 1, 2004, the weighted average FICO score of the Mortgage Loans is approximately 611.


                                  CREDIT LEVELS

                                                                Percentage of
                                                             Aggregate Principal
                      Number of       Aggregate Principal       Balance of
Credit Level       Mortgage Loans     Balance Outstanding       Mortgage Loans
------------       --------------     -------------------       --------------
0..............         970               $226,749,165              22.68%
1..............         387                 72,213,404               7.22
1+.............       2,852                554,775,907              55.48
2..............         340                 58,178,022               5.82
3..............         247                 41,719,838               4.17
4..............         296                 46,334,868               4.63
                      -----               ------------             ------
   TOTAL.......       5,092               $999,971,206             100.00%
                      =====               ============             ======


         (1) Credit Levels are assigned as described under the heading "--Underwriting Standards."



                                   LIEN STATUS

                                                               Percentage of Aggregate
                        Number of        Aggregate Principal     Principal Balance of
     Lien Status     Mortgage Loans      Balance Outstanding        Mortgage Loans
     -----------     --------------      -------------------        --------------
First Lien........       5,092               $999,971,206              100.00%
                         -----               ------------              ------
 TOTAL............       5,092               $999,971,206              100.00%
                         =====               ============              ======

                          ORIGINAL LOAN-TO-VALUE RATIOS


                                                                          Percentage of Aggregate
         Original                 Number of       Aggregate Principal      Principal Balance of
 Loan-to-value Ratios (%)      Mortgage Loans     Balance Outstanding         Mortgage Loans
 ------------------------      --------------     -------------------         --------------
25.00 or below............           32              $  2,888,481                   0.29%
25.01 - 30.00.............           24                 2,299,921                   0.23
30.01 - 35.00.............           33                 3,782,778                   0.38
35.01 - 40.00.............           59                 9,010,086                   0.90
40.01 - 45.00.............           69                11,502,416                   1.15
45.01 - 50.00.............           99                16,464,001                   1.65
50.01 - 55.00.............          134                27,294,275                   2.73
55.01 - 60.00.............          198                39,320,279                   3.93
60.01 - 65.00.............          335                67,932,228                   6.79
65.01 - 70.00.............          490               103,233,713                  10.32
70.01 - 75.00.............          537               113,220,197                  11.32
75.01 - 80.00.............        1,612               333,342,888                  33.34
80.01 - 85.00.............          455                86,191,285                   8.62
85.01 - 90.00.............          598               112,272,454                  11.23
90.01 - 95.00.............          319                53,341,010                   5.33
95.01 - 100.00............           97                17,658,175                   1.77
100.01 or above...........            1                   217,018                   0.02
                                  -----              ------------                 ------
     TOTAL:...............        5,092              $999,971,206                 100.00%
                                  =====              ============                 ======


          As of October 1, 2004, the weighted average original loan-to-value ratio of the Mortgage Loans is approximately 75.94%.

                          TYPE OF DOCUMENTATION PROGRAM


                                             Aggregate
                                Number of    Principal   Percentage of Aggregate
                                Mortgage      Balance      Principal Balance of
Type of Documentation Program     Loans     Outstanding       Mortgage Loans
-----------------------------     -----     -----------       --------------
Full.........................     3,385     $633,139,385         63.32%
Alternative..................        11        1,864,149          0.19
Limited......................       109       22,856,923          2.29
Reduced......................     1,343      294,344,825         29.44
No Documentation.............       178       32,516,422          3.25
Stated Documentation.........         4          615,559          0.06
No Income No Asset...........        28        6,880,693          0.69
No Ratio.....................        34        7,753,249          0.78
                                  -----     ------------        ------
TOTAL:.......................     5,092     $999,971,206        100.00%
                                  =====     ============        ======




                                  LOAN PURPOSE


                              Number       Aggregate
                                of         Principal     Percentage of Aggregate
                              Mortgage      Balance        Principal Balance of
         Loan Purpose          Loans      Outstanding         Mortgage Loans
         ------------          -----      -----------         --------------
Purchase.................     1,446      $ 294,694,808            29.47%
Refinance - Rate Term....       327         65,645,088             6.56
Refinance - Cashout......     3,319        639,631,310            63.96
                              -----       ------------           ------
      TOTAL..............     5,092      $ 999,971,206           100.00%
                              =====       ============           ======

                                OCCUPANCY TYPE(1)


                                                                 Percentage of
                                                 Aggregate         Aggregate
                                  Number of      Principal         Principal
                                  Mortgage        Balance         Balance of
        Occupancy Type              Loans       Outstanding     Mortgage Loans
        --------------              -----       -----------     --------------
Owner Occupied................     4,684        $940,547,958           94.06%
Second Home...................        53          10,183,412            1.02
Non-Owner Occupied............       355          49,239,835            4.92
                                   -----        ------------          ------
    TOTAL:....................     5,092        $999,971,206          100.00%
                                   =====        ============          ======

     (1) Based on representations of the related mortgagors at the time of origination.



                                  PROPERTY TYPE


                                                Aggregate       Percentage of
                                 Number of      Principal         Aggregate
                                 Mortgage        Balance      Principal Balance
         Property Type             Loans       Outstanding    of Mortgage Loans
         -------------             -----       -----------       --------------
Single Family Residence.......    3,754        $718,600,452         71.86%
Townhouse.....................      135          19,792,328          1.98
Condominium...................      269          50,306,478          5.03
Condo - High Rise >8 floors...       20           4,891,789          0.49
2 Family......................      210          45,659,610          4.57
3 Family......................       49          11,254,171          1.13
4 Family......................       38          11,031,029          1.10
Co-Op.........................        6             599,244          0.06
PUD...........................      611         137,836,104         13.78
                                  -----        ------------        ------
    TOTAL.....................    5,092        $999,971,206        100.00%
                                  =====        ============        ======

                                      STATE


                       Number of                         Percentage of Aggregate
                       Mortgage    Aggregate Principal     Principal Balance of
         State           Loans     Balance Outstanding        Mortgage Loans
         -----           -----     -------------------        --------------
California..........    1,030          $287,125,354             28.71%
New York............      423           108,450,534             10.85
New Jersey..........      332            72,943,764              7.29
Florida.............      394            63,714,362              6.37
Maryland............      208            42,579,718              4.26
Virginia............      201            39,415,090              3.94
Massachusetts.......      163            36,797,777              3.68
Georgia.............      177            27,299,806              2.73
Michigan............      180            24,083,697              2.41
Illinois............      134            23,949,396              2.40
Texas...............      176            23,313,022              2.33
Connecticut.........      111            21,758,176              2.18
Nevada..............       93            20,584,723              2.06
Washington..........      103            18,746,097              1.87
Arizona.............       95            16,163,695              1.62
Other...............    1,272           173,045,997             17.31
                        -----          ------------            ------
     TOTAL..........    5,092          $999,971,206            100.00%
                        =====          ============            ======

                                    ZIP CODE


                       Number of                         Percentage of Aggregate
                       Mortgage    Aggregate Principal    Principal Balance of
       Zip Code          Loans     Balance Outstanding       Mortgage Loans
       --------          -----     -------------------       --------------
91710...............       10          $  2,821,871             0.28%
07726...............        6             2,508,630             0.25
91342...............        7             2,359,451             0.24
11236...............        8             2,357,814             0.24
90650...............        9             2,312,357             0.23
20011...............       11             2,250,724             0.23
20009...............        7             2,175,506             0.22
20002...............       10             1,986,252             0.20
94611...............        3             1,954,798             0.20
91331...............        7             1,943,100             0.19
Other...............    5,014           977,300,703            97.73
                        -----          ------------           ------
   TOTAL:...........    5,092          $999,971,206           100.00%
                        =====          ============           ======

                           REMAINING TERM TO MATURITY


                                           Aggregate
                           Number of       Principal     Percentage of Aggregate
    Remaining Term to      Mortgage         Balance        Principal Balance of
    Maturity (months)        Loans        Outstanding         Mortgage Loans
    -----------------        -----        -----------         --------------
61 - 120.................        2       $    297,103            0.03%
121 - 180................      143         16,067,543            1.61
181 - 240................       11          1,759,930            0.18
301 - 360................    4,936        981,846,630           98.19
                             -----       ------------          ------
   TOTAL:................    5,092       $999,971,206          100.00%
                             =====       ============          ======

           As of October 1, 2004, the weighted average term to maturity of the Mortgage Loans is approximately 355 months.



                                  PRODUCT TYPE


                                                  Aggregate
                                   Number of      Principal       Percentage of Aggregate
                                   Mortgage        Balance         Principal Balance of
             Product Type            Loans       Outstanding          Mortgage Loans
             ------------            -----       -----------          --------------
15 YR Balloon...................        4        $    283,816               0.03%
10 YR Fixed.....................        2             297,103               0.03
15 YR Fixed.....................      139          15,783,727               1.58
20 YR Fixed.....................       11           1,759,930               0.18
30 YR Fixed.....................    1,179         225,897,793              22.59
30 YR Fixed - 120M IO...........       27           9,910,016               0.99
1 YR CMT........................        3             868,879               0.09
2/6 MONTH LIBOR.................    2,745         511,168,466              51.12
2/6 MONTH LIBOR - 24M IO........      329          88,200,217               8.82
3/1 YR CMT......................      166          32,242,988               3.22
3/1 YR CMT - 36M IO.............       74          17,714,802               1.77
3/1 YR LIBOR....................        9           1,543,235               0.15
3/6 MONTH LIBOR.................      173          33,189,334               3.32
3/6 MONTH LIBOR - 36M IO........       71          20,267,156               2.03
5/1 YR CMT......................       42          11,574,500               1.16
5/1 YR CMT - 60M IO.............       73          18,738,705               1.87
5/1 YR LIBOR....................       13           2,698,220               0.27
5/6 MONTH LIBOR.................        7           1,515,250               0.15
5/6 MONTH LIBOR - 60M IO........       22           5,378,400               0.54
6 MONTH LIBOR...................        2             666,220               0.07
7/1 YR LIBOR....................        1             272,451               0.03
                                    -----        ------------             ------
     TOTAL......................    5,092        $999,971,206             100.00%
                                    =====        ============             ======

                             PREPAYMENT CHARGE TERM

                                                                  Percentage of
                                                Aggregate           Aggregate
                                                Principal           Principal
   Prepayment Charge          Number of          Balance            Balance of
     Term (months)          Mortgage Loans     Outstanding        Mortgage Loans
     -------------          --------------     -----------        --------------
0........................      1,760          $371,221,635            37.12%
12.......................        199            43,330,053             4.33
24.......................      2,162           413,331,366            41.33
36.......................        965           171,062,328            17.11
60.......................          6             1,025,824             0.10
                               -----          ------------           ------
     TOTAL...............      5,092          $999,971,206           100.00%
                               =====          ============           ======



             INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS


                                                                  Percentage of
                                                                    Aggregate
                                                Aggregate           Principal
                               Number of    Principal Balance       Balance of
Initial Periodic Rate Cap   Mortgage Loans     Outstanding        Mortgage Loans
-------------------------   --------------     -----------        --------------
1.000%...................          6          $  1,333,645             0.18%
1.500%...................         17             4,002,941             0.54
2.000%...................         17             3,473,133             0.47
3.000%...................      3,527           696,140,988            93.31
5.000%...................        158            40,177,525             5.39
6.000%...................          5               910,589             0.12
                               -----          ------------           ------
    TOTAL................      3,730          $746,038,821           100.00%
                               =====          ============           ======




            SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS


                                                                 Percentage of
                                                                   Aggregate
Subsequent Periodic      Number of       Aggregate Principal   Principal Balance
     Rate Cap          Mortgage Loans    Balance Outstanding   of Mortgage Loans
     --------          --------------    -------------------      --------------
1.000%..............        3,313             $653,036,469            87.53%
1.500%..............           37                7,454,419             1.00
2.000%..............          380               85,547,933            11.47
                            -----             ------------           ------
    TOTAL...........        3,730             $746,038,821           100.00%
                            =====             ============           ======

                    GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS


                                            Aggregate         Percentage of
                             Number of      Principal       Aggregate Principal
                             Mortgage        Balance            Balance of
     Gross Margin (%)          Loans       Outstanding        Mortgage Loans
     ----------------          -----       -----------        --------------
2.001 - 2.500.............        31       $  6,606,158            0.89%
2.501 - 3.000.............       343         90,301,497           12.10
3.001 - 3.500.............         4            712,231            0.10
3.501 - 4.000.............         7          2,332,116            0.31
4.001 - 4.500.............       760        173,632,731           23.27
4.501 - 5.000.............       983        180,817,841           24.24
5.001 - 5.500.............       561        114,836,913           15.39
5.501 - 6.000.............       319         55,729,193            7.47
6.001 - 6.500.............       218         39,326,737            5.27
6.501 - 7.000.............       280         46,870,230            6.28
7.001 - 7.500.............       142         19,807,892            2.66
7.501 - 8.000.............        46          8,431,211            1.13
8.001 - 8.500.............        21          4,078,759            0.55
8.501 - 9.000.............         6          1,293,614            0.17
9.001 - 9.500.............         8          1,204,794            0.16
10.501 - 11.000...........         1             56,906            0.01
                               -----       ------------          ------
     TOTAL................     3,730       $746,038,821          100.00%
                               =====       ============          ======

As of October 1, 2004, the weighted average gross margin of the Mortgage Loans is approximately 4.946%.

               MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS


                                               Aggregate        Percentage of
                                Number of      Principal     Aggregate Principal
                                Mortgage        Balance           Balance of
Maximum Mortgage Rate (%)         Loans       Outstanding      Mortgage Loans
-------------------------         -----       -----------      --------------
8.501 - 9.000.............           1       $    228,000          0.03%
9.501 - 10.000............           6          1,278,172          0.17
10.001 - 10.500...........          20          4,866,735          0.65
10.501 - 11.000...........          41          8,999,911          1.21
11.001 - 11.500...........         105         30,782,858          4.13
11.501 - 12.000...........         320         82,106,418         11.01
12.001 - 12.500...........         386         90,605,045         12.14
12.501 - 13.000...........         575        127,038,509         17.03
13.001 - 13.500...........         564        111,959,877         15.01
13.501 - 14.000...........         564        107,653,938         14.43
14.001 - 14.500...........         381         64,302,779          8.62
14.501 - 15.000...........         314         50,164,655          6.72
15.001 - 15.500...........         137         19,028,879          2.55
15.501 - 16.000...........         106         16,370,457          2.19
16.001 - 16.500...........          71         11,840,991          1.59
16.501 - 17.000...........          64          8,986,107          1.20
17.001 - 17.500...........          43          5,902,453          0.79
17.501 - 18.000...........          23          2,544,565          0.34
18.001 - 18.500...........           9          1,378,474          0.18
                                 -----       ------------        ------
     TOTAL................       3,730       $746,038,821        100.00%
                                 =====       ============        ======

As of October 1, 2004, the weighted average maximum mortgage rate of the Mortgage Loans is approximately 13.327%.

               MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS


                                              Aggregate         Percentage of
                             Number of        Principal      Aggregate Principal
                             Mortgage          Balance            Balance of
Minimum Mortgage Rate (%)      Loans         Outstanding        Mortgage Loans
-------------------------      -----         -----------        --------------
2.001 - 2.500.............       29          $  5,808,397            0.78%
2.501 - 3.000.............      342            89,674,065           12.02
3.001 - 3.500.............        5             1,332,231            0.18
3.501 - 4.000.............        5             1,771,679            0.24
4.001 - 4.500.............      735           168,019,295           22.52
4.501 - 5.000.............      959           177,589,598           23.80
5.001 - 5.500.............      557           113,398,764           15.20
5.501 - 6.000.............      326            56,951,312            7.63
6.001 - 6.500.............      228            41,021,849            5.50
6.501 - 7.000.............      278            47,783,227            6.40
7.001 - 7.500.............      150            21,871,038            2.93
7.501 - 8.000.............       58            10,960,493            1.47
8.001 - 8.500.............       30             5,383,665            0.72
8.501 - 9.000.............       12             1,702,552            0.23
9.001 - 9.500.............        8             1,204,794            0.16
9.501 - 10.000............        1               310,392            0.04
10.501 - 11.000...........        1                56,906            0.01
12.501 - 13.000...........        3               393,111            0.05
13.501 - 14.000...........        2               479,855            0.06
14.001 - 14.500...........        1               325,600            0.04
                              -----          ------------          ------
    TOTAL:................    3,730          $746,038,821          100.00%
                              =====          ============          ======

As of October 1, 2004, the weighted average minimum mortgage rate of the Mortgage Loans is approximately 5.001%.

             NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS


                                                 Aggregate      Percentage of
                                                 Principal   Aggregate Principal
                               Number of          Balance         Balance of
Next Rate Adjustment Date    Mortgage Loans     Outstanding     Mortgage Loans
-------------------------    --------------     -----------     --------------
December 2004............          1         $    403,117         0.05%
April 2005...............          1              263,102         0.04
August 2005..............          2              678,879         0.09
September 2005...........          1              190,000         0.03
December 2005............          3              729,742         0.10
January 2006.............          4              666,061         0.09
February 2006............         10            1,676,212         0.22
March 2006...............          8            2,106,851         0.28
April 2006...............         51            9,549,866         1.28
May 2006.................         49           10,887,281         1.46
June 2006................        255           50,230,147         6.73
July 2006................        551          107,137,208        14.36
August 2006..............        621          120,193,555        16.11
September 2006...........        863          173,861,088        23.30
October 2006.............        646          119,903,172        16.07
November 2006............         13            2,427,500         0.33
January 2007.............          1              178,000         0.02
February 2007............          2              192,596         0.03
March 2007...............         10            1,667,236         0.22
April 2007...............          6            1,941,919         0.26
May 2007.................         33            5,717,265         0.77
June 2007................         28            4,898,038         0.66
July 2007................         48            9,614,022         1.29
August 2007..............        115           22,785,383         3.05
September 2007...........        141           32,362,795         4.34
October 2007.............        111           26,671,014         3.58
November 2007............          1              401,563         0.05
January 2009.............          1              225,000         0.03
February 2009............          2              343,275         0.05
March 2009...............          3              678,845         0.09
April 2009...............          4            1,087,728         0.15
May 2009.................          5            1,103,068         0.15
June 2009................          3              825,922         0.11
July 2009................         10            2,759,805         0.37
August 2009..............         37            8,268,842         1.11
September 2009...........         53           12,595,477         1.69
October 2009.............         36           10,544,797         1.41
April 2011...............          1              272,451         0.04
                               -----         ------------       ------
    TOTAL................      3,730         $746,038,821       100.00%
                               =====         ============       ======

As of October 1, 2004, the weighted average number of months to the next adjustment date for the Mortgage Loans is approximately 26 months.

      STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS
                                IN LOAN GROUP I

         The Mortgage Loans to be included in loan group I consist of 4,458 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of October 1, 2004 of $722,939,219, after application of scheduled payments due on or before October 1, 2004 whether or not received and application of all unscheduled payments of principal received prior to October 1, 2004, and subject to a permitted variance of plus or minus 5%. The Mortgage Loans included in loan group I have the characteristics set forth below (the sum in any column may not equal the total indicated due to rounding).


                            CURRENT PRINCIPAL BALANCE

                                                                Percentage of
      Range of             Number of        Aggregate        Aggregate Principal
Current Mortgage Loan      Mortgage     Principal Balance       Balance of
Principal Balance ($)       Loans          Outstanding        Mortgage Loans
---------------------       -----          -----------        --------------
0 - 50,000...........        233          $  8,700,635             1.20%
50,001 - 100,000.....        791            61,366,260             8.49
100,001 - 150,000....      1,158           145,542,196            20.13
150,001 - 200,000....        973           170,131,641            23.53
200,001 - 250,000....        663           149,057,081            20.62
250,001 - 300,000....        426           116,988,527            16.18
300,001 - 350,000....        185            59,121,060             8.18
350,001 - 400,000....         19             7,231,476             1.00
400,001 - 450,000....          5             2,127,549             0.29
450,001 - 500,000....          2               990,000             0.14
500,001 - 550,000....          2             1,080,000             0.15
600,001 - 650,000....          1               602,795             0.08
                           -----          ------------           ------
      TOTAL..........      4,458          $722,939,219           100.00%
                           =====          ============           ======

As of October 1, 2004, the average current principal balance of the Mortgage Loans in loan group I is approximately $162,167.

                                  MORTGAGE RATE


                      Number of                          Percentage of Aggregate
  Current Gross       Mortgage     Aggregate Principal    Principal Balance of
Mortgage Rate (%)       Loans      Balance Outstanding       Mortgage Loans
-----------------     ---------    -------------------       --------------
4.000 - 4.499......      10           $  1,808,378              0.25%
4.500 - 4.999......      27              5,148,919              0.71
5.000 - 5.499......      76             16,488,135              2.28
5.500 - 5.999......     284             57,484,442              7.95
6.000 - 6.499......     427             80,155,912             11.09
6.500 - 6.999......     826            146,576,598             20.28
7.000 - 7.499......     631            106,690,589             14.76
7.500 - 7.999......     714            112,835,395             15.61
8.000 - 8.499......     418             62,046,418              8.58
8.500 - 8.999......     420             57,574,913              7.96
9.000 - 9.499......     194             23,792,943              3.29
9.500 - 9.999......     165             19,469,380              2.69
10.000 - 10.499....      79              9,594,341              1.33
10.500 - 10.999....      78             10,558,507              1.46
11.000 - 11.499....      54              6,873,643              0.95
11.500 - 11.999....      41              4,266,952              0.59
12.000 - 12.499....      13              1,546,142              0.21
13.000 - 13.499....       1                 27,612              0.00
                      -----           ------------            ------
    TOTAL..........   4,458           $722,939,219            100.00%
                      =====           ============            ======

As of October 1, 2004, the weighted average mortgage rate of the Mortgage Loans in loan group I is approximately 7.380%.

                                   FICO SCORE


                                                         Percentage of Aggregate
                     Number of     Aggregate Principal     Principal Balance of
  FICO Score      Mortgage Loans   Balance Outstanding        Mortgage Loans
  ----------      --------------   -------------------        --------------
0...............          11          $  2,000,100               0.28%
500 - 519.......         340            51,569,009               7.13
520 - 539.......         400            61,096,883               8.45
540 - 559.......         474            71,785,092               9.93
560 - 579.......         503            78,002,593              10.79
580 - 599.......         647           100,930,698              13.96
600 - 619.......         553            90,479,396              12.52
620 - 639.......         560           100,360,680              13.88
640 - 659.......         320            56,163,733               7.77
660 - 679.......         196            35,764,778               4.95
680 - 699.......         138            23,716,526               3.28
700 - 719.......         102            15,740,582               2.18
720 - 739.......          77            12,623,011               1.75
740 - 759.......          54             8,122,030               1.12
760 - 779.......          57            10,027,722               1.39
780 - 799.......          21             3,672,641               0.51
800 or above....           5               883,746               0.12
                       -----          ------------             ------
    TOTAL.......       4,458          $722,939,219             100.00%
                       =====          ============             ======


As of October 1, 2004, the weighted average FICO score of the Mortgage Loans in loan group I is approximately 603.



                                  CREDIT LEVELS

                                                                Percentage of
                                                             Aggregate Principal
                    Number of        Aggregate Principal          Balance of
Credit Level     Mortgage Loans      Balance Outstanding        Mortgage Loans
------------     --------------      -------------------        --------------
0.............         782               $136,348,504              18.86%
1.............         341                 52,814,659               7.31
1+............       2,517                408,637,774              56.52
2.............         313                 48,954,399               6.77
3.............         223                 34,166,318               4.73
4.............         282                 42,017,566               5.81
                     -----               ------------             ------
 TOTAL........       4,458               $722,939,219             100.00%
                     =====               ============             ======


(1) Credit Levels are assigned as described under the heading "--Underwriting Standards."



                                   LIEN STATUS

                                                         Percentage of Aggregate
                      Number of     Aggregate Principal   Principal Balance of
    Lien Status    Mortgage Loans   Balance Outstanding      Mortgage Loans
    -----------    --------------   -------------------      --------------
First Lien.......      4,458            $722,939,219            100.00%
                       -----            ------------            ------
    TOTAL........      4,458            $722,939,219            100.00%
                       =====            ============            ======

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                                Percentage of
                            Number of                        Aggregate Principal
        Original            Mortgage    Aggregate Principal       Balance of
Loan-to-value Ratios (%)      Loans     Balance Outstanding    Mortgage Loans
------------------------    ---------   -------------------    --------------
25.00 or below..........        31          $  2,389,503             0.33%
25.01 - 30.00...........        24             2,299,921             0.32
30.01 - 35.00...........        32             3,508,209             0.49
35.01 - 40.00...........        57             7,661,039             1.06
40.01 - 45.00...........        64             8,991,987             1.24
45.01 - 50.00...........        94            14,318,877             1.98
50.01 - 55.00...........       112            18,269,487             2.53
55.01 - 60.00...........       168            26,524,993             3.67
60.01 - 65.00...........       291            47,674,334             6.59
65.01 - 70.00...........       414            69,233,608             9.58
70.01 - 75.00...........       464            80,867,126            11.19
75.01 - 80.00...........     1,379           230,810,434            31.93
80.01 - 85.00...........       401            63,186,965             8.74
85.01 - 90.00...........       540            87,521,243            12.11
90.01 - 95.00...........       295            44,269,749             6.12
95.01 - 100.00..........        91            15,194,727             2.10
100.01 or above.........         1               217,018             0.03
                             -----          ------------           ------
     TOTAL..............     4,458          $722,939,219           100.00%
                             =====          ============           ======


As of October 1, 2004, the weighted average original loan-to-value ratio of the Mortgage Loans in loan group I is approximately 76.13%.

                          TYPE OF DOCUMENTATION PROGRAM


                                               Aggregate        Percentage of
                                Number of      Principal     Aggregate Principal
                                Mortgage        Balance          Balance of
Type of Documentation Program     Loans       Outstanding      Mortgage Loans
-----------------------------     -----       -----------      --------------
Full.........................    2,987        $462,001,170          63.91%
Alternative..................       10           1,266,891           0.18
Limited......................       93          15,276,827           2.11
Reduced......................    1,149         209,300,760          28.95
No Documentation.............      164          25,374,003           3.51
Stated Documentation.........        4             615,559           0.09
No Income No Asset...........       22           4,316,693           0.60
No Ratio.....................       29           4,787,317           0.66
                                 -----        ------------         ------
     TOTAL...................    4,458        $722,939,219         100.00%
                                 =====        ============         ======




                                  LOAN PURPOSE

                                               Aggregate        Percentage of
                                Number of      Principal     Aggregate Principal
                                Mortgage        Balance          Balance of
   Loan Purpose                   Loans       Outstanding      Mortgage Loans
   ------------                   -----       -----------      --------------
Purchase...................       1,222      $195,130,275           26.99%
Refinance - Rate Term......         275        40,596,635           5.62
Refinance - Cashout........       2,961       487,212,309          67.39
                                  -----      ------------         ------
    TOTAL..................       4,458      $722,939,219         100.00%
                                  =====      ============         ======

                                OCCUPANCY TYPE(1)

                                                               Percentage of
                                                 Aggregate       Aggregate
                                  Number of      Principal       Principal
                                  Mortgage        Balance        Balance of
        Occupancy Type              Loans       Outstanding    Mortgage Loans
        --------------              -----       -----------    --------------
Owner Occupied................     4,070       $672,786,072        93.06%
Second Home...................        47          7,095,092         0.98
Non-Owner Occupied............       341         43,058,056         5.96
                                   -----       ------------       ------
     TOTAL:...................     4,458       $722,939,219       100.00%
                                   =====       ============       ======

(1) Based on representations of the related mortgagors at the time of origination.



                                  PROPERTY TYPE

                                                                Percentage of
                                                Aggregate         Aggregate
                                 Number of      Principal         Principal
                                 Mortgage        Balance         Balance of
         Property Type             Loans       Outstanding     Mortgage Loans
         -------------             -----       -----------     --------------
Single Family Residence.......     3,275      $512,270,662         70.86%
Townhouse.....................       127        16,691,467          2.31
Condominium...................       238        37,365,850          5.17
Condo - High Rise >8 floors...        16         3,255,789          0.45
2 Family......................       192        36,527,875          5.05
3 Family......................        46         9,784,119          1.35
4 Family......................        36         9,681,029          1.34
Co-Op.........................         6           599,244          0.08
PUD...........................       522        96,763,184         13.38
                                   -----      ------------        ------
     TOTAL:...................     4,458      $722,939,219        100.00%
                                   =====      ============        ======

                                      STATE


                       Number of                         Percentage of Aggregate
                       Mortgage    Aggregate Principal     Principal Balance of
         State           Loans     Balance Outstanding        Mortgage Loans
         -----           -----     -------------------        --------------
California..........       736          $152,273,464              21.06%
New York............       348            74,117,172              10.25
New Jersey..........       296            57,355,378               7.93
Florida.............       372            55,050,839               7.61
Maryland............       187            33,890,646               4.69
Virginia............       174            28,335,603               3.92
Massachusetts.......       128            24,490,761               3.39
Georgia.............       170            24,313,461               3.36
Texas...............       168            19,809,597               2.74
Michigan............       168            19,530,640               2.70
Illinois............       123            18,985,502               2.63
Connecticut.........        97            16,809,181               2.33
Washington..........        98            16,692,201               2.31
Nevada..............        83            16,392,662               2.27
Pennsylvania........       139            15,358,742               2.12
Other...............     1,171           149,533,373              20.68
                         -----          ------------             ------
     TOTAL:.........     4,458          $722,939,219             100.00%
                         =====          ============             ======

                                    ZIP CODE


                       Number of                         Percentage of Aggregate
                        Mortgage    Aggregate Principal    Principal Balance of
   Zip Code              Loans      Balance Outstanding       Mortgage Loans
   --------              -----      -------------------       --------------
90650..............         9          $  2,312,357              0.32%
11236..............         7             1,913,153              0.26
11717..............         9             1,803,602              0.25
92345..............        11             1,796,874              0.25
92392..............         9             1,656,099              0.23
91710..............         7             1,632,504              0.23
91331..............         6             1,596,600              0.22
20002..............         9             1,586,252              0.22
20011..............         9             1,538,724              0.21
89031..............         8             1,508,738              0.21
Other..............     4,374           705,594,317             97.60
                        -----          ------------            ------
      TOTAL........     4,458          $722,939,219            100.00%
                        =====          ============            ======

                               REMAINING TERM TO MATURITY


                                                        Aggregate
                                       Number of        Principal      Percentage of Aggregate
                                        Mortgage         Balance         Principal Balance of
Remaining Term to Maturity (months)      Loans         Outstanding          Mortgage Loans
-----------------------------------      -----         -----------          --------------
61 - 120...........................         2          $    297,103               0.04%
121 - 180..........................       143            16,067,543               2.22
181 - 240..........................         9             1,171,165               0.16
301 - 360..........................     4,304           705,403,408              97.57
                                        -----          ------------             ------
      TOTAL:.......................     4,458          $722,939,219             100.00%
                                        =====          ============             ======

As of October 1, 2004, the weighted average term to maturity of the Mortgage Loans in loan group I is approximately 354 months.



                                  PRODUCT TYPE


                                                Aggregate       Percentage of
                                 Number of      Principal    Aggregate Principal
                                 Mortgage        Balance         Balance of
     Product Type                  Loans       Outstanding      Mortgage Loans
     ------------                  -----       -----------      --------------
15 YR Balloon................         4        $    283,816           0.04%
10 YR Fixed..................         2             297,103           0.04
15 YR Fixed..................       139          15,783,727           2.18
20 YR Fixed..................         9           1,171,165           0.16
30 YR Fixed..................     1,035         160,361,830          22.18
30 YR Fixed - 120M IO........        13           2,840,616           0.39
1 YR CMT.....................         2             349,449           0.05
2/6 MONTH LIBOR..............     2,459         392,594,067          54.31
2/6 MONTH LIBOR - 24M IO.....       248          50,180,040           6.94
3/1 YR CMT...................       151          25,852,858           3.58
3/1 YR CMT - 36M IO..........        62          11,864,369           1.64
3/1 YR LIBOR.................         9           1,543,235           0.21
3/6 MONTH LIBOR..............       144          22,680,320           3.14
3/6 MONTH LIBOR - 36M IO.....        51          10,113,129           1.40
5/1 YR CMT...................        33           6,893,577           0.95
5/1 YR CMT - 60M IO..........        56          11,494,696           1.59
5/1 YR LIBOR.................        13           2,698,220           0.37
5/6 MONTH LIBOR..............         7           1,515,250           0.21
5/6 MONTH LIBOR - 60M IO.....        19           3,886,200           0.54
6 MONTH LIBOR................         1             263,102           0.04
7/1 YR LIBOR.................         1             272,451           0.04
                                  -----        ------------         ------
     TOTAL...................     4,458        $722,939,219         100.00%
                                  =====        ============         ======

                             PREPAYMENT CHARGE TERM

                                                                   Percentage of
                                                 Aggregate           Aggregate
                                                 Principal           Principal
   Prepayment Charge         Number of            Balance            Balance of
     Term (months)         Mortgage Loans        Outstanding      Mortgage Loans
     -------------         --------------        -----------      --------------
0......................        1,504           $252,125,522           34.88%
12.....................          162             29,586,144            4.09
24.....................        1,915            307,853,622           42.58
36.....................          877            133,373,931           18.45
                               -----           ------------          ------
     TOTAL:............        4,458           $722,939,219          100.00%
                               =====           ------------          ======



             INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

                                                                Percentage of
                             Number of       Aggregate            Aggregate
                              Mortgage   Principal Balance    Principal Balance
Initial Periodic Rate Cap      Loans        Outstanding       of Mortgage Loans
-------------------------    ---------      -----------         ---------------
1.000%...................        4         $    787,915             0.15%
1.500%...................       13            2,519,665             0.46
2.000%...................       15            2,566,414             0.47
3.000%...................    3,090          508,655,985            93.81
5.000%...................      129           26,760,394             4.94
6.000%...................        5              910,589             0.17
                             -----         ------------           ------
    TOTAL................    3,256         $542,200,962           100.00%
                             =====         ============           ======




            SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

                                                                 Percentage of
                          Number of                                Aggregate
 Subsequent Periodic       Mortgage      Aggregate Principal   Principal Balance
      Rate Cap              Loans        Balance Outstanding   of Mortgage Loans
      --------              -----        -------------------   -----------------
1.000%..............        2,898          $475,868,341              87.77%
1.500%..............           32             5,469,613               1.01
2.000%..............          326            60,863,008              11.23
                            -----          ------------             ------
    TOTAL...........        3,256          $542,200,962             100.00%
                            =====          ============             ======

                    GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS


                                           Aggregate
                            Number of      Principal     Percentage of Aggregate
                            Mortgage        Balance       Principal Balance of
     Gross Margin (%)         Loans       Outstanding        Mortgage Loans
     ----------------         -----       -----------        --------------
2.001 - 2.500..........         30       $  5,986,158            1.10%
2.501 - 3.000..........        269         53,536,062            9.87
3.001 - 3.500..........          4            712,231            0.13
3.501 - 4.000..........          3            593,304            0.11
4.001 - 4.500..........        646        127,930,287           23.59
4.501 - 5.000..........        882        136,398,881           25.16
5.001 - 5.500..........        485         77,109,878           14.22
5.501 - 6.000..........        291         42,374,233            7.82
6.001 - 6.500..........        196         29,960,319            5.53
6.501 - 7.000..........        270         43,034,576            7.94
7.001 - 7.500..........        138         17,742,690            3.27
7.501 - 8.000..........         42          6,822,344            1.26
                             -----       ------------          ------
     TOTAL:............      3,256       $542,200,962          100.00%
                             =====       ============          ======

As of October 1, 2004, the weighted average gross margin of the Mortgage Loans in loan group I is approximately 5.012%.

               MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS


                                              Aggregate        Percentage of
                             Number of        Principal      Aggregate Principal
                              Mortgage         Balance           Balance of
Maximum Mortgage Rate (%)      Loans         Outstanding      Mortgage Loans
-------------------------      -----         -----------      --------------
8.501 - 9.000............         1          $    228,000          0.04%
9.501 - 10.000...........         5               890,884          0.16
10.001 - 10.500..........        18             3,266,802          0.60
10.501 - 11.000..........        38             7,712,698          1.42
11.001 - 11.500..........        74            15,811,262          2.92
11.501 - 12.000..........       254            51,261,076          9.45
12.001 - 12.500..........       323            62,809,824         11.58
12.501 - 13.000..........       485            86,583,431         15.97
13.001 - 13.500..........       488            81,576,414         15.05
13.501 - 14.000..........       493            79,254,088         14.62
14.001 - 14.500..........       352            52,876,817          9.75
14.501 - 15.000..........       293            41,902,330          7.73
15.001 - 15.500..........       132            17,106,789          3.16
15.501 - 16.000..........        97            13,076,977          2.41
16.001 - 16.500..........        67            10,227,596          1.89
16.501 - 17.000..........        63             8,586,482          1.58
17.001 - 17.500..........        42             5,526,453          1.02
17.501 - 18.000..........        23             2,544,565          0.47
18.001 - 18.500..........         8               958,474          0.18
                              -----          ------------        ------
     TOTAL...............     3,256          $542,200,962        100.00%
                              =====          ============        ======

As of October 1, 2004, the weighted average maximum mortgage rate of the Mortgage Loans in loan group I is approximately 13.463%.

               MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS


                                            Aggregate
                              Number of     Principal    Percentage of Aggregate
                               Mortgage      Balance       Principal Balance of
Minimum Mortgage Rate (%)       Loans      Outstanding        Mortgage Loans
-------------------------       -----      -----------        --------------
2.001 - 2.500............         29      $  5,808,397             1.07%
2.501 - 3.000............        269        53,536,062             9.87
3.001 - 3.500............          4           712,231             0.13
3.501 - 4.000............          2           416,025             0.08
4.001 - 4.500............        625       124,039,761            22.88
4.501 - 5.000............        861       134,131,336            24.74
5.001 - 5.500............        481        75,838,368            13.99
5.501 - 6.000............        297        43,317,528             7.99
6.001 - 6.500............        205        30,868,260             5.69
6.501 - 7.000............        266        43,140,314             7.96
7.001 - 7.500............        145        19,466,937             3.59
7.501 - 8.000............         52         8,439,941             1.56
8.001 - 8.500............          8           947,906             0.17
8.501 - 9.000............          7           719,330             0.13
12.501 - 13.000..........          3           393,111             0.07
13.501 - 14.000..........          1            99,855             0.02
14.001 - 14.500..........          1           325,600             0.06
                               -----      ------------           ------
     TOTAL...............      3,256      $542,200,962           100.00%
                               =====      ============           ======

As of October 1, 2004, the weighted average minimum mortgage rate of the Mortgage Loans in loan group I is approximately 5.060%.

             NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS


                                                 Aggregate       Percentage of
                                                 Principal   Aggregate Principal
                               Number of          Balance         Balance of
Next Rate Adjustment Date    Mortgage Loans     Outstanding     Mortgage Loans
-------------------------    --------------     -----------     --------------
January 2005.............          1          $    263,102           0.05%
August 2005..............          1               159,449           0.03
September 2005...........          1               190,000           0.04
December 2005............          2               347,408           0.06
January 2006.............          3               320,860           0.06
February 2006............          8             1,234,333           0.23
March 2006...............          6               948,887           0.18
April 2006...............         40             6,096,393           1.12
May 2006.................         40             6,910,418           1.27
June 2006................        222            37,397,295           6.90
July 2006................        486            78,042,934          14.39
August 2006..............        546            88,641,520          16.35
September 2006...........        756           126,330,660          23.30
October 2006.............        585            94,075,897          17.35
November 2006............         13             2,427,500           0.45
January 2007.............          1               178,000           0.03
February 2007............          2               192,596           0.04
March 2007...............          9             1,279,947           0.24
April 2007...............          4               748,052           0.14
May 2007.................         26             4,235,508           0.78
June 2007................         25             3,963,219           0.73
July 2007................         43             7,384,158           1.36
August 2007..............         99            15,662,367           2.89
September 2007...........        118            21,754,966           4.01
October 2007.............         90            16,655,098           3.07
January 2009.............          1               225,000           0.04
February 2009............          2               343,275           0.06
March 2009...............          3               678,845           0.13
April 2009...............          3               498,775           0.09
May 2009.................          4               559,855           0.10
June 2009................          2               202,722           0.04
July 2009................          7             1,370,151           0.25
August 2009..............         35             7,542,442           1.39
September 2009...........         43             8,201,081           1.51
October 2009.............         28             6,865,797           1.27
April 2011...............          1               272,451           0.05
                               -----          ------------         ------
    TOTAL................      3,256          $542,200,962         100.00%
                               =====          ============         ======

As of October 1, 2004, the weighted average number of months to the next adjustment date for the Mortgage Loans in loan group I is approximately 26 months.

              STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT
                        MORTGAGE LOANS IN LOAN GROUP II

         The Mortgage Loans to be included in loan group II consist of 634 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of October 1, 2004 of $277,031,986, after application of scheduled payments due on or before October 1, 2004 whether or not received and application of all unscheduled payments of principal received prior to October 1, 2004, and subject to a permitted variance of plus or minus 5%. The Mortgage Loans included in loan group II have the characteristics set forth below (the sum in any column may not equal the total indicated due to rounding).



                            CURRENT PRINCIPAL BALANCE


                                                                Percentage of
      Range of            Number of        Aggregate         Aggregate Principal
Current Mortgage Loan     Mortgage     Principal Balance          Balance of
Principal Balance ($)      Loans          Outstanding          Mortgage Loans
---------------------      -----          -----------          --------------
0 - 50,0000............       1         $     49,700               0.02%
50,001 - 100,000.......       2              146,746               0.05
100,001 - 150,000......      17            2,175,330               0.79
150,001 - 200,000......      10            1,890,304               0.68
200,001 - 250,000......       4              956,258               0.35
250,001 - 300,000......       4            1,100,302               0.40
300,001 - 350,000......      84           28,783,176              10.39
350,001 - 400,000......     168           63,466,411              22.91
400,001 - 450,000......     116           49,646,424              17.92
450,001 - 500,000......     102           48,919,260              17.66
500,001 - 550,000......      34           18,022,638               6.51
550,001 - 600,000......      34           19,836,865               7.16
600,001 - 650,000......      23           14,557,599               5.25
650,001 - 700,000......      10            6,815,237               2.46
700,001 - 750,000......       7            5,111,861               1.85
750,001 - 800,000......       5            3,849,750               1.39
800,001 - 850,000......       6            4,932,869               1.78
850,001 - 900,000......       2            1,756,775               0.63
950,001 - 1,000,000....       4            3,964,482               1.43
1,000,001 or above.....       1            1,050,000               0.38
                            ---         ------------             ------
      TOTAL............     634         $277,031,986             100.00%
                            ===         ============             ======


As of October 1, 2004, the average current principal balance of the Mortgage Loans in loan group II is approximately $436,959.

                                  MORTGAGE RATE

                                                               Percentage of
                                                             Aggregate Principal
  Current Gross         Number of      Aggregate Principal       Balance of
Mortgage Rate (%)    Mortgage Loans    Balance Outstanding     Mortgage Loans
-----------------    --------------    -------------------     --------------
4.000 - 4.499.....         2              $    987,222               0.36%
4.500 - 4.999.....         6                 3,287,211               1.19
5.000 - 5.499.....        14                 6,886,085               2.49
5.500 - 5.999.....       106                50,541,243              18.24
6.000 - 6.499.....       112                51,133,490              18.46
6.500 - 6.999.....       134                59,552,367              21.50
7.000 - 7.499.....        85                34,885,176              12.59
7.500 - 7.999.....        90                36,329,590              13.11
8.000 - 8.499.....        33                13,659,120               4.93
8.500 - 8.999.....        25                 9,945,279               3.59
9.000 - 9.499.....        12                 4,170,446               1.51
9.500 - 9.999.....         8                 2,895,517               1.05
10.000 - 10.499...         4                 1,609,181               0.58
10.500 - 10.999...         1                   354,059               0.13
11.000 - 11.499...         1                   376,000               0.14
12.000 - 12.499...         1                   420,000               0.15
                         ---              ------------             ------
    TOTAL:........       634              $277,031,986             100.00%
                         ===              ============             ======

As of October 1, 2004, the weighted average mortgage rate of the Mortgage Loans in loan group II is approximately 6.799%.

                                   FICO SCORE

                                                                 Percentage of
                                                             Aggregate Principal
                         Number of     Aggregate Principal        Balance of
      FICO Score      Mortgage Loans   Balance Outstanding      Mortgage Loans
      ----------      --------------   -------------------      --------------
500 - 519..........        23             $  8,199,524                2.96%
520 - 539..........        38               14,630,382                5.28
540 - 559..........        49               18,094,553                6.53
560 - 579..........        58               23,001,175                8.30
580 - 599..........        65               27,321,482                9.86
600 - 619..........        93               40,763,389               14.71
620 - 639..........        86               41,279,135               14.90
640 - 659..........        65               28,617,707               10.33
660 - 679..........        29               14,043,565                5.07
680 - 699..........        35               16,761,698                6.05
700 - 719..........        18                8,122,849                2.93
720 - 739..........        13                6,659,052                2.40
740 - 759..........        23               11,270,878                4.07
760 - 779..........        21                9,371,881                3.38
780 - 799..........        15                7,082,614                2.56
800 or above.......         3                1,812,100                0.65
                          ---             ------------              ------
    TOTAL..........       634             $277,031,986              100.00%
                          ===             ============              ======

As of October 1, 2004, the weighted average FICO score of the Mortgage Loans in loan group II is approximately 631.



                                  CREDIT LEVELS

                                                                Percentage of
                                                             Aggregate Principal
                       Number of       Aggregate Principal        Balance of
Credit Level        Mortgage Loans     Balance Outstanding      Mortgage Loans
------------        --------------     -------------------      --------------
0................       188             $ 90,400,662               32.63%
1................        46               19,398,745                7.00
1+...............       335              146,138,133               52.75
2................        27                9,223,624                3.33
3................        24                7,553,521                2.73
4................        14                4,317,302                1.56
                        ---             ------------              ------
   TOTAL.........       634             $277,031,986              100.00%
                        ===             ============              ======


(1) Credit Levels are assigned as described under the heading "--Underwriting Standards."



                                   LIEN STATUS

                                                                Percentage of
                                                             Aggregate Principal
                         Number of     Aggregate Principal        Balance of
  Lien Status         Mortgage Loans   Balance Outstanding     Mortgage Loans
  -----------         --------------   -------------------     --------------
First Lien.........        634            $277,031,986              100.00%
                           ---             -----------              ------
    TOTAL..........        634            $277,031,986              100.00%
                           ===            ============              ======

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                                      Percentage of
                                                                  Aggregate Principal
        Original             Number of      Aggregate Principal        Balance of
Loan-to-value Ratios (%)  Mortgage Loans    Balance Outstanding      Mortgage Loans
------------------------  --------------    -------------------      --------------
25.00 or below..........         1              $    498,978                 0.18%
30.01 - 35.00...........         1                   274,570                 0.10
35.01 - 40.00...........         2                 1,349,047                 0.49
40.01 - 45.00...........         5                 2,510,429                 0.91
45.01 - 50.00...........         5                 2,145,124                 0.77
50.01 - 55.00...........        22                 9,024,788                 3.26
55.01 - 60.00...........        30                12,795,285                 4.62
60.01 - 65.00...........        44                20,257,894                 7.31
65.01 - 70.00...........        76                34,000,106                12.27
70.01 - 75.00...........        73                32,353,071                11.68
75.01 - 80.00...........       233               102,532,454                37.01
80.01 - 85.00...........        54                23,004,321                 8.30
85.01 - 90.00...........        58                24,751,211                 8.93
90.01 - 95.00...........        24                 9,071,261                 3.27
95.01 - 100.00..........         6                 2,463,448                 0.89
                               ---              ------------               ------
     TOTAL..............       634              $277,031,986               100.00%
                               ===              ============               ======

As of October 1, 2004, the weighted average original loan-to-value ratio of the Mortgage Loans in loan group II is approximately 75.43%.

                          TYPE OF DOCUMENTATION PROGRAM

                                               Aggregate        Percentage of
                                 Number of     Principal     Aggregate Principal
                                 Mortgage       Balance          Balance of
Type of Documentation Program      Loans      Outstanding      Mortgage Loans
-----------------------------      -----      -----------      --------------
Full..........................     398        $171,138,215         61.78%
Alternative...................       1             597,258          0.22
Limited.......................      16           7,580,096          2.74
Reduced.......................     194          85,044,065         30.70
No Documentation..............      14           7,142,419          2.58
No Income No Asset............       6           2,564,000          0.93
No Ratio......................       5           2,965,932          1.07
                                   ---        ------------        ------
     TOTAL....................     634        $277,031,986        100.00%
                                   ===        ============        ======




                                  LOAN PURPOSE

                                             Aggregate          Percentage of
                              Number of      Principal       Aggregate Principal
                              Mortgage        Balance            Balance of
       Loan Purpose             Loans       Outstanding        Mortgage Loans
       ------------             -----       -----------        --------------
Purchase....................     224        $ 99,564,533          35.94%
Refinance - Rate Term.......      52          25,048,453           9.04
Refinance - Cashout.........     358         152,419,000          55.02
                                 ---        ------------         ------
    TOTAL:..................     634        $277,031,986         100.00%
                                 ===        ============         ======

                                OCCUPANCY TYPE(1)


                                                               Percentage of
                                                Aggregate        Aggregate
                                 Number of      Principal        Principal
                                 Mortgage        Balance        Balance of
        Occupancy Type             Loans       Outstanding    Mortgage Loans
        --------------             -----       -----------    --------------
Owner Occupied................     614         $267,761,887        96.65%
Second Home...................       6            3,088,320         1.11
Non-Owner Occupied............      14            6,181,779         2.23
                                   ---         ------------       ------
     TOTAL....................     634         $277,031,986       100.00%
                                   ===          ===========       ======

(1) Based on representations of the related mortgagors at the time of origination.


                                  PROPERTY TYPE

                                                             Percentage of
                                               Aggregate       Aggregate
                                 Number of     Principal       Principal
                                 Mortgage       Balance        Balance of
         Property Type             Loans      Outstanding    Mortgage Loans
         -------------             -----      -----------    --------------
Single Family Residence.......      479      $ 206,329,790         74.48%
Townhouse.....................        8          3,100,861          1.12
Condominium...................       31         12,940,628          4.67
Condo - High Rise >8 floors...        4          1,636,000          0.59
2 Family......................       18          9,131,735          3.30
3 Family......................        3          1,470,052          0.53
4 Family......................        2          1,350,000          0.49
PUD...........................       89         41,072,920         14.83
                                    ---      -------------        ------
     TOTAL....................      634      $ 277,031,986        100.00%
                                    ===      =============        ======

                                      STATE

                                                                 Percentage of
                           Number of                         Aggregate Principal
                           Mortgage    Aggregate Principal        Balance of
         State               Loans     Balance Outstanding      Mortgage Loans
         -----               -----     -------------------      --------------
California..............    294             $134,851,890             48.68%
New York................     75               34,333,362             12.39
New Jersey..............     36               15,588,386              5.63
Massachusetts...........     35               12,307,016              4.44
Virginia................     27               11,079,487              4.00
Maryland................     21                8,689,072              3.14
Florida.................     22                8,663,523              3.13
Illinois................     11                4,963,893              1.79
Connecticut.............     14                4,948,995              1.79
Michigan................     12                4,553,057              1.64
Nevada..................     10                4,192,062              1.51
Texas...................      8                3,503,425              1.26
South Carolina..........      6                3,492,324              1.26
District of Columbia....      7                2,987,914              1.08
Georgia.................      7                2,986,345              1.08
Other...................     49               19,891,236              7.18
                            ---             ------------            ------
     TOTAL:.............    634             $277,031,986            100.00%
                            ===              ===========            ======

                                    ZIP CODE


                       Number of         Aggregate       Percentage of Aggregate
                        Mortgage    Principal Balance      Principal Balance of
     Zip Code            Loans          Outstanding           Mortgage Loans
     --------            -----          -----------           --------------
07726...............       5           $  2,198,630                0.79%
92691...............       4              1,783,137                0.64
94611...............       2              1,732,793                0.63
11768...............       3              1,631,884                0.59
91342...............       4              1,624,378                0.59
92679...............       3              1,474,784                0.53
92653...............       3              1,431,000                0.52
90274...............       2              1,415,000                0.51
11968...............       2              1,383,157                0.50
91913...............       3              1,348,373                0.49
Other...............     603            261,008,850               94.22
                         ---           ------------              ------
      TOTAL:........     634           $277,031,986              100.00%
                         ===           ============              ======

                           REMAINING TERM TO MATURITY

                                                    Aggregate         Percentage of
                                       Number of    Principal     Aggregate Principal
                                        Mortgage     Balance           Balance of
Remaining Term to Maturity (months)      Loans     Outstanding       Mortgage Loans
-----------------------------------      -----     -----------       --------------
181 - 240..........................        2       $    588,765          0.21%
301 - 360..........................      632        276,443,222         99.79
                                         ---       ------------        ------
      TOTAL:.......................      634       $277,031,986        100.00%
                                         ===       ============        ======

As of October 1, 2004, the weighted average term to maturity of the Mortgage Loans in loan group II is approximately 358 months.



                                  PRODUCT TYPE


                                               Aggregate        Percentage of
                                 Number of     Principal     Aggregate Principal
                                 Mortgage       Balance           Balance of
      Product Type                 Loans      Outstanding       Mortgage Loans
      ------------                 -----      -----------       --------------
20 YR Fixed....................       2       $    588,765          0.21%
30 YR Fixed....................     144         65,535,963         23.66
30 YR Fixed - 120M IO..........      14          7,069,400          2.55
1 YR CMT.......................       1            519,431          0.19
2/6 MONTH LIBOR................     286        118,574,399         42.80
2/6 MONTH LIBOR - 24M IO.......      81         38,020,177         13.72
3/1 YR CMT.....................      15          6,390,130          2.31
3/1 YR CMT - 36M IO............      12          5,850,434          2.11
3/6 MONTH LIBOR................      29         10,509,014          3.79
3/6 MONTH LIBOR - 36M IO.......      20         10,154,027          3.67
5/1 YR CMT.....................       9          4,680,922          1.69
5/1 YR CMT - 60M IO............      17          7,244,009          2.61
5/6 MONTH LIBOR - 60M IO.......       3          1,492,200          0.54
6 MONTH LIBOR..................       1            403,117          0.15
                                    ---       ------------        ------
     TOTAL.....................     634       $277,031,986        100.00%
                                    ===       ============        ======

                             PREPAYMENT CHARGE TERM

                                                                   Percentage of
                                                Aggregate           Aggregate
                                                 Principal          Principal
    Prepayment Charge        Number of           Balance            Balance of
      Term (months)        Mortgage Loans       Outstanding       Mortgage Loans
      -------------        --------------       -----------       --------------
0.....................        256              $119,096,113            42.99%
12....................         37                13,743,909             4.96
24....................        247               105,477,744            38.07
36....................         88                37,688,397            13.60
60....................          6                 1,025,824             0.37
                              ---              ------------           ------
     TOTAL............        634              $277,031,986           100.00%
                              ===              ============           ======



             INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

                                                                          Percentage of
                                                       Aggregate            Aggregate
                                    Number of      Principal Balance    Principal Balance
Initial Periodic Rate Cap (%)    Mortgage Loans       Outstanding       of Mortgage Loans
-----------------------------    --------------       -----------         ---------------
1.000........................          2              $    545,730              0.27%
1.500........................          4                 1,483,276              0.73
2.000........................          2                   906,719              0.44
3.000........................        437               187,485,003             91.98
5.000........................         29                13,417,131              6.58
                                     ---              ------------            ------
      TOTAL:.................        474              $203,837,859            100.00%
                                     ===              ------------            ======



           SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS


                                                                  Percentage of
                                                                    Aggregate
                                                                    Principal
Subsequent Periodic        Number of      Aggregate Principal       Balance of
   Rate Cap (%)         Mortgage Loans    Balance Outstanding     Mortgage Loans
   ------------         --------------    -------------------     --------------
1.000..............           415             $177,168,128            86.92%
1.500..............             5                1,984,806             0.97
2.000..............            54               24,684,925            12.11
     TOTAL.........           ---             ------------           ------
                              474             $203,837,859           100.00%
                              ===             ============           ======

                    GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS


                                       Aggregate
                        Number of      Principal        Percentage of Aggregate
                        Mortgage        Balance          Principal Balance of
 Gross Margin (%)         Loans       Outstanding           Mortgage Loans
 ----------------         -----       -----------           --------------
2.001 - 2.500........       1         $    620,000               0.30%
2.501 - 3.000........      74           36,765,435              18.04
3.501 - 4.000........       4            1,738,812               0.85
4.001 - 4.500........     114           45,702,444              22.42
4.501 - 5.000........     101           44,418,961              21.79
5.001 - 5.500........      76           37,727,035              18.51
5.501 - 6.000........      28           13,354,959               6.55
6.001 - 6.500........      22            9,366,419               4.60
6.501 - 7.000........      10            3,835,653               1.88
7.001 - 7.500........       4            2,065,202               1.01
7.501 - 8.000........       4            1,608,867               0.79
8.001 - 8.500........      21            4,078,759               2.00
8.501 - 9.000........       6            1,293,614               0.63
9.001 - 9.500........       8            1,204,794               0.59
10.501 - 11.000......       1               56,906               0.03
                          ---         ------------             ------
     TOTAL...........     474         $203,837,859             100.00%
                          ===         ============             ======

As of October 1, 2004, the weighted average gross margin of the Mortgage Loans in loan group II is approximately 4.769%.

               MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS


                                                Aggregate        Percentage of
                                Number of       Principal    Aggregate Principal
                                Mortgage         Balance          Balance of
Maximum Mortgage Rate (%)         Loans        Outstanding      Mortgage Loans
-------------------------         -----        -----------      --------------
9.501-10.000.............           1         $    387,288            0.19%
10.001-10.500............           2            1,599,933            0.78
10.501-11.000............           3            1,287,213            0.63
11.001-11.500............          31           14,971,596            7.34
11.501-12.000............          66           30,845,342           15.13
12.001-12.500............          63           27,795,221           13.64
12.501-13.000............          90           40,455,077           19.85
13.001-13.500............          76           30,383,463           14.91
13.501-14.000............          71           28,399,850           13.93
14.001-14.500............          29           11,425,962            5.61
14.501-15.000............          21            8,262,325            4.05
15.001-15.500............           5            1,922,090            0.94
15.501-16.000............           9            3,293,479            1.62
16.001-16.500............           4            1,613,395            0.79
16.501-17.000............           1              399,625            0.20
17.001-17.500............           1              376,000            0.18
18.001 - 18.500..........           1              420,000            0.21
                                  ---         ------------          ------
     TOTAL...............         474         $203,837,859          100.00%
                                  ===         ============          ======

As of October 1, 2004, the weighted average maximum mortgage rate of the Mortgage Loans in loan group II is approximately 12.965%.

               MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS


                                           Aggregate
                             Number of     Principal     Percentage of Aggregate
                              Mortgage      Balance        Principal Balance of
Minimum Mortgage Rate (%)      Loans      Outstanding         Mortgage Loans
-------------------------      -----      -----------         --------------
2.501 - 3.000............        73       $ 36,138,003          17.73%
3.001 - 3.500............         1            620,000           0.30
3.501 - 4.000............         3          1,355,654           0.67
4.001 - 4.500............       110         43,979,534          21.58
4.501 - 5.000............        98         43,458,262          21.32
5.001 - 5.500............        76         37,560,396          18.43
5.501 - 6.000............        29         13,633,783           6.69
6.001 - 6.500............        23         10,153,589           4.98
6.501 - 7.000............        12          4,642,913           2.28
7.001 - 7.500............         5          2,404,100           1.18
7.501 - 8.000............         6          2,520,551           1.24
8.001 - 8.500............        22          4,435,759           2.18
8.501 - 9.000............         5            983,222           0.48
9.001 - 9.500............         8          1,204,794           0.59
9.501 - 10.000...........         1            310,392           0.15
10.501 - 11.000..........         1             56,906           0.03
13.501 - 14.000..........         1            380,000           0.19
                                ---       ------------         ------
     TOTAL...............       474       $203,837,859         100.00%
                                ===       ============         ======

As of October 1, 2004, the weighted average minimum mortgage rate of the Mortgage Loans in loan group II is approximately 4.843%.

             NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS


                                             Aggregate        Percentage of
                              Number of      Principal     Aggregate Principal
                              Mortgage        Balance          Balance of
Next Rate Adjustment Date       Loans       Outstanding       Mortgage Loans
-------------------------     ---------     -----------       --------------
December 2004............         1         $    403,117          0.20%
August 2005..............         1              519,431          0.25
December 2005............         1              382,333          0.19
January 2006.............         1              345,201          0.17
February 2006............         2              441,879          0.22
March 2006...............         2            1,157,963          0.57
April 2006...............        11            3,453,473          1.69
May 2006.................         9            3,976,863          1.95
June 2006................        33           12,832,853          6.30
July 2006................        65           29,094,274         14.27
August 2006..............        75           31,552,034         15.48
September 2006...........       107           47,530,428         23.32
October 2006.............        61           25,827,275         12.67
March 2007...............         1              387,288          0.19
April 2007...............         2            1,193,867          0.59
May 2007.................         7            1,481,757          0.73
June 2007................         3              934,819          0.46
July 2007................         5            2,229,863          1.09
August 2007..............        16            7,123,016          3.49
September 2007...........        23           10,607,829          5.20
October 2007.............        21           10,015,916          4.91
November 2007............         1              401,563          0.20
April 2009...............         1              588,952          0.29
May 2009.................         1              543,213          0.27
June 2009................         1              623,200          0.31
July 2009................         3            1,389,654          0.68
August 2009..............         2              726,400          0.36
September 2009...........        10            4,394,396          2.16
October 2009.............         8            3,679,000          1.80
                                ---         ------------        ------
      TOTAL..............       474         $203,837,859        100.00%
                                ===         ============        ======

As of October 1, 2004, the weighted average number of months to the next adjustment date for the Mortgage Loans in loan group II is approximately 26 months.